LOAN AGREEMENT

         This LOAN AGREEMENT ("Agreement") is entered into and effective this 8th day of September, 2000 and is by and among ROBERT R. SPARACINO, an individual having an address c/o Sparacino Associates, Inc., 175 Blackberry Drive, Stamford, CT 06903 ("Sparacino"), STEVEN M. SAFERIN, an individual having an address at 1 High Meadow Road, Bloomfield, CT 06002 ("Saferin"; Saferin and Sparacino are sometimes individually referred to as a "Lender" and collectively as the "Lenders"), MEDIA DROP-IN PRODUCTIONS, INC., a Delaware corporation having a place of business at 201 Ann Street, Hartford, CT 06103 ("Borrower"), and MDI ENTERTAINMENT, INC., a Delaware corporation having a place of business at 201 Ann Street, Hartford, CT 06103 ("Guarantor").

                                    RECITALS

         Borrower has requested, and Lenders have agreed to make, loans to Borrower in the aggregate principal amount of $520,000, on and subject to the terms and conditions of this Agreement.

         Guarantor is the parent company of Borrower and has agreed to guaranty all of Borrower's obligations to Lenders.

         In consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor and Lenders hereby agree as follows:

                                   ARTICLE 1

                         AMOUNTS AND TERMS OF THE LOANS

         A.       THE LOANS
                  ---------

1.01     Loan from Sparacino.
         -------------------

         (a) Subject to the terms and conditions set forth in this Agreement, Sparacino agrees to make a loan to Borrower in the principal amount of Two Hundred Sixty Thousand and 00/100 Dollars ($260,000) (the "Sparacino Loan"). The Sparacino Loan shall be evidenced by, and shall be repaid with interest in accordance with the terms and provisions of, a promissory note of Borrower in substantially the form attached hereto as Exhibit A-1 (the "Sparacino Note").

         (b) The Sparacino Loan shall be secured by a security interest in all of Borrower's assets, pursuant to a Security Agreement by and between Borrower and Sparacino, of even date herewith (the "Sparacino Security Agreement"), and shall be guaranteed by Guarantor pursuant to a Guaranty Agreement by and between

Guarantor and Sparacino, of even date herewith (the "Sparacino Guaranty Agreement"). The Sparacino Guaranty Agreement shall be secured by a security interest in all of Guarantor's assets, pursuant to a Security Agreement by and between Guarantor and Sparacino, of even date herewith (the "Sparacino Guarantor Security Agreement").

         (c) As further consideration for, and to induce Sparacino to make, the Sparacino Loan, Guarantor shall issue to Sparacino and/or his designees a warrant or warrants having an exercise period of five (5) years and entitling Sparacino and/or his designees to purchase an aggregate number of shares of Guarantor's Common Stock determined by dividing $50,000 by the closing bid price of Guarantor's Common Stock (the "Closing Price") on the date hereof, at an exercise price equal to the Closing Price on the date hereof. The warrant(s) shall be in the form attached hereto as Exhibit A-2 (the "Warrant").

1.02     Loan from Saferin.
         -----------------

         (a) Subject to the terms and conditions set forth in this Agreement, Saferin agrees to make a loan to Borrower in the principal amount of Two Hundred Sixty Thousand and 00/100 Dollars ($260,000) (the "Saferin Loan"). The Saferin Loan shall be evidenced by, and shall be repaid with interest in accordance with the terms and provisions of, a promissory note of Borrower in substantially the form attached hereto as Exhibit A-3 (the "Saferin Note").

         (b) The Saferin Loan shall be secured by a security interest in all of Borrower's assets, pursuant to a Security Agreement by and between Borrower and Saferin, of even date herewith (the "Saferin Security Agreement"), and shall be guaranteed by Guarantor pursuant to a Guaranty Agreement by and between Guarantor and Saferin, of even date herewith (the "Saferin Guaranty Agreement"). The Saferin Guaranty Agreement shall be secured by a security interest in all of Guarantor's assets, pursuant to a Security Agreement by and between Guarantor and Saferin, of even date herewith (the "Saferin Guarantor Security Agreement").

         (c) The parties expressly agree that no warrants will be issued to Saferin in connection with the Saferin Loan.

1.03     Loan Documents.
         ---------------

         For the purposes of this Agreement, the Sparacino Note, the Saferin Note, the Sparacino Security Agreement, the Saferin Security Agreement, the Sparacino Guaranty Agreement, the Saferin Guaranty Agreement, the Sparacino Guarantor Security Agreement, the Saferin Guarantor Security Agreement, and the Warrant may hereinafter be referred to individually as a "Loan Document" and collectively as the "Loan Documents."

1.04     Closing.
         --------

         The closing of the transactions contemplated by this Agreement (the "Closing") shall occur simultaneously with the execution of this Agreement by the parties hereto.

         B.       CERTAIN GENERAL PROVISIONS

         1.01 Payments Free of Deductions. All payments by Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof of taxing or other authority therein unless Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, Borrower will pay to Lenders on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in dollars as shall be necessary to enable Lenders to receive the same net amount which Lenders would have received on such due date had no such obligation been imposed upon Borrower. Borrower will deliver promptly to Lenders certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by Borrower hereunder or under such other Loan Document.

         1.02 Computations. All computations of interest on the Loans or other fees or other charges shall be based on a 360-day year and paid for the actual number of days elapsed. 1.03 Obligations Absolute. The obligations of Borrower under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and such other agreement or instrument under all circumstances, and irrespective of, the following circumstances:

         (a) any lack of validity or enforceability of all or any portion of this Agreement or any other agreement or any instrument relating hereto;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of Borrower;

         (c) the existence of any claim, setoff, defense or other right that Borrower may have;

         (d) any amendment or waiver of or consent to departure from any of the Loan Documents, or all or any of the obligations of Borrower in respect to the Loans of this Agreement; or

         (e) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, either Borrower and Guarantor.

         C.       MISCELLANEOUS

         1.01 Use of Proceeds. The proceeds of the Loans shall be used to refinance existing indebtedness to Fleet Bank (the "Fleet Debt") and for working capital purposes. Borrower covenants and agrees to pay the Fleet Debt immediately following the Closing.

         1.02 Commitment Fee. At the Closing, Borrower shall pay to Sparacino a commitment fee with respect to the Sparacino Loan of $5,200.00.


                                   ARTICLE 2

                               CONDITION PRECEDENT

         2.01 Conditions Precedent to Effectiveness. The effectiveness of this Agreement shall be subject to the prior satisfaction of each of the following conditions:

         (a) Lenders shall have received each of the following, in form and substance satisfactory to Lenders and their counsel:

            (1) This Agreement, duly executed and delivered by each of Borrower and Guarantor;

            (2) The Sparacino Note and the Saferin Note (collectively, the "Notes") duly executed and delivered by Borrower;

            (3) The Sparacino Guaranty Agreement and the Saferin Guaranty Agreement (collectively, the "Guaranty Agreements") duly executed and delivered by Guarantor;

            (4) The Sparacino Security Agreement and the Saferin Security Agreement (collectively, the "Borrower Security Agreements") duly executed and delivered by Borrower together with such UCC-1 Financing Statements as are in the opinion of Lenders desirable or necessary to perfect the security interest created by the Borrower Security Agreements;

            (5) The Sparacino Guarantor Security Agreement and the Saferin Guarantor Security Agreement (collectively, the "Guarantor Security Agreements") duly executed and delivered by Guarantor together with such UCC-1 Financing Statements as are in the opinion of Lenders desirable or necessary to perfect the security interest created by the Guarantor Security Agreements;

            (6) The Warrant(s) (which shall be delivered prior to the close of business on the first business day following the Closing);

            (7) Copies of all corporate action taken by Borrower and Guarantor, including resolutions of their respective Board of Directors, authorizing the execution, delivery, and performance of the Loan Documents to which it is party and each other document to be delivered pursuant to this Agreement, certified as of the date of this Agreement by the Secretary of Borrower and Guarantor, as the case may be;

            (8) The Certificate of Incorporation (certified by the Secretary of the State of Delaware) and Bylaws of each of Borrower and Guarantor;

            (9) A certificate, dated as of the date of this Agreement, of the Secretary of each of Borrower and Guarantor certifying the names and true signatures of the officers of Borrower or the Guarantor, as the case may be, authorized to sign the Loan Documents to which Borrower or Guarantor is a party and the other documents to be delivered by Borrower or Guarantor under this Agreement;

            (10) Certificates of Good Standing issued by the Delaware Secretary of the State evidencing that each of Borrower and Guarantor is a Delaware corporation in good standing;

            (11) An opinion of Borrower's and Guarantor's counsel, in form and substance satisfactory to Lenders; and

            (12) All other documents, instruments and agreements that Lenders shall require in connection with this Agreement.

         (b) All representations and warranties contained in this Agreement shall be true and correct in all material respects.


                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         Borrower and Guarantor represent and warrant jointly and severally to Lenders that:

         3.01 Financial Information. Any financial statements heretofore delivered to Lenders in connection with the loan transactions contemplated hereby are true and correct in all respects, were prepared in accordance with generally accepted accounting principles consistently applied and fairly present the respective financial condition, market value and cash flow of the subject thereof as of the respective dates thereof, no material adverse change has occurred in the financial conditions reflected therein since the respective dates thereof and no additional borrowings have been made by Borrower and Guarantor since the date thereof which have not been fully repaid or which would materially affect Borrower's and Guarantor's ability to perform its obligations hereunder other than the borrowings contemplated hereby.

         3.02 Litigation. There are no actions, suits or proceedings pending, or to the best knowledge of Borrower and Guarantor threatened, against or affecting Borrower or Guarantor or involving the validity or enforceability of the Loan Documents, at law or in equity, or before or by any governmental authority, which, if adversely determined against Borrower or Guarantor, would have a material adverse effect on Borrower's or Guarantor's financial condition, and Borrower and Guarantor is not in default with respect to any judgment, decision, order, writ, injunction, decree or demand of any court or any governmental authority.

         3.03 Power and Authority. The consummation of the transactions hereby contemplated and the performance of the Loan Documents are within the powers of Borrower and Guarantor and have been duly authorized by all necessary corporate action and do not and will not result in any breach of, or constitute a default under, or conflict with any statute or other law, or any order, regulation or ruling of any court or other tribunal or of any governmental or administrative authority or agency, or any mortgage, lease, loan or credit agreement, corporate charter or by-law, or other instrument or agreement to which Borrower or Guarantor is a party or by which Borrower or Guarantor or its respective properties may be bound or affected.

         3.04 No Default. There is no default on the part of Borrower or Guarantor under the Loan Documents and no event has occurred and is continuing which with notice or the passage of time or both would constitute an Event of Default hereunder. There is also no default on the part of Borrower or Guarantor under any other agreement or instrument to which Borrower or Guarantor is a party or by which Borrower or Guarantor is bound and no event has occurred and is continuing which with notice or the passage of time or both would constitute a default under any such instrument.

         3.05 ERISA. Neither Borrower nor Guarantor have a deferred benefit pension plan under the Employee Retirement Income Security Act of 1974, as amended from time to time, the unfunded liabilities of which upon termination could be held to be a liability of Borrower or Guarantor by the Pension Benefit Guaranty Corporation.

         3.06 Incorporation, Good Standing and Due Qualification. Each of Borrower and Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has all corporate power and authority necessary to own its properties and to carry on the business in which it is now engaged or proposed to be engaged; and (iii) is duly qualified and in good standing as foreign corporation under the laws of each other jurisdiction in which the failure to qualify would have a material adverse affect.

         3.07 Environmental Laws. Borrower and Guarantor are in material compliance with, and have not received any summons, citation, directive, letter, or other communication from any governmental authority concerning any intentional or unintentional violation or alleged violation of, any Environmental Laws.

         3.08 Taxes. Borrower and Guarantor have filed all tax returns (federal, state and local) required to be filed and have paid all taxes, assessments, and governmental charges and levies thereon to be due, including interest and penalties.

         3.09 Governmental Consents. Borrower and Guarantor have obtained all consents, licenses and other approvals from all governmental authorities required (i) in connection with the execution, delivery and performance by Borrower or Guarantor of the Loan Documents and (ii) to conduct the business of Borrower or Guarantor as now conducted and as presently proposed to be conducted.

         3.10 Compliance with Laws. Borrower and Guarantor are in compliance in all material respects with all applicable laws, rules, regulations, and orders of governmental authorities.

         3.11 Conflicts with Proprietary Rights of Others. Borrower and Guarantor possess and have good, valid and marketable title, free and clear of all security interests, liens, claims, charges, encumbrances or other defects in title of any nature whatsoever to, or has the valid, enforceable right to use, all trademarks, trademark rights, trade names, trade name rights, licenses, franchises, service marks, patents, patent applications, copyrights, inventions, discoveries, improvements, processes, trade secrets, formulae, proprietary rights or date, shop rights, ideas or know-how necessary to conduct its business as now being conducted or as proposed to be conducted, without known conflict with or known infringement upon any valid rights of others and the lack of which could materially and adversely affect the operations of condition, financial or otherwise, of Borrower and Guarantor.

         3.12 Patents and Other Intangible Rights. To the knowledge of Borrower and Guarantor, Borrower and Guarantor are not infringing upon any known right or claimed right of any person under or with respect to any patents, trademarks, trademark rights, trade names, trade name rights or copyrights and rights with respect to the foregoing.

         3.13 Title to Assets; No Liens. Borrower and Guarantor have good and marketable title to all of its assets, and after the payment of the Fleet Debt, as described in Section 1.02, none of its assets is subject to any security interest or lien except in favor of Lenders.

         3.14 Material Contracts. Borrower and Guarantor have no material contracts, agreements or commitments which have not been publicly disclosed or otherwise disclosed to Lenders.

         3.15 Subsidiaries. Borrower and Guarantor have no subsidiaries the existence of which has not been publicly disclosed or otherwise disclosed to Lender.


                                   ARTICLE 4

                       COVENANTS OF BORROWER AND GUARANTOR

         Each of Borrower and Guarantor shall:

         4.01 Financial Reports. Deliver to each Lender (i) internally prepared monthly cash flow projections, and (ii) as soon as available, and in any event within forty-five (45) days after the close of each fiscal quarter, an internally prepared balance sheet as at the end of such quarter and an income statement for such quarter, certified by the chief financial officer of Borrower or Guarantor, as the case may be, as being true, complete and correct.

         4.02 Maintenance of Existence. Preserve and maintain its organizational existence and good standing in the jurisdiction of its organization, and qualify and remain qualified as a foreign corporation in each jurisdiction in which the failure to qualify would have a material affect.

         4.03 Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of Borrower and Guarantor.

         4.04 Maintenance of Properties. Maintain, keep, and preserve all of its properties necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

         4.05 Conduct of Business. Continue to engage in a business of the same general type as conducted and proposed to be conducted by it on the date of this Agreement.

         4.06 Maintenance of Insurance. (i) Keep its properties insured against fire and other hazards (so-called "All Risk" coverage) in amounts and with companies satisfactory to Lenders to the same extent in covering such risks as is customary in the same or a similar business, but in no event in an amount less than the replacement value of the insured property which policy shall name each Lender as loss payee as its interest may appear, (ii) maintain public liability coverage against claims for personal injuries, death or property damage in an amount deemed reasonable by Lenders, which policy shall name each Lender as an additional insured, and (iii) maintain all worker's compensation, employment or similar insurance as may be required by applicable law. Such All Risk property insurance coverage and such malpractice insurance coverage shall provide for a minimum of thirty (30) days' written cancellation notice to each Lender. Upon request of either Lender, Borrower and Guarantor agrees to deliver copies of all of the aforesaid insurance policies to Lenders.

         4.07 Compliance With Laws. Comply in all respects with all applicable laws, rules, regulations, and orders of governmental authorities, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property.

         4.08 Right of Inspection. At any reasonable time and from time to time upon reasonable advance notice, permit each Lender or any agent or representative of such Lender to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, Borrower and Guarantor and to discuss the affairs, finances, and accounts of Borrower and Guarantor with any of its officers and directors and Borrower and Guarantor's independent accountants (who, by this reference, are authorized by Borrower and Guarantor to discuss such matters with each Lender or any agent or representative of such Lender).

         4.09 Mergers, Etc. Not merge or consolidate with, or sell, assign, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any person or entity, or acquire all or substantially all of the assets or the business of any person or entity, without the prior written consent of each Lender.

         4.10 Sale of Assets. Not sell, lease, assign, transfer, or otherwise dispose of any of its now owned or hereafter acquired assets except: (a) for inventory disposed of in the ordinary course of business; and (b) the sale or other disposition of assets no longer used or useful in the conduct of its business.

         4.11 Guaranties, Etc. Except as expressly permitted by this Agreement, not assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or to maintain or cause such person or entity to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any person or entity against loss) for obligations of any person or entity, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business

         4.12 Transactions With Affiliates. Except for the Saferin Loan and any additional loan made by Saferin in accordance with the provisions of Section
5.01 below, not enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Borrower and Guarantor's business and upon fair and reasonable terms no less favorable to Borrower and Guarantor than would obtain in a comparable arm's-length transaction with an independent third party.

         4.13 Subsidiaries. Not create or otherwise acquire an interest in any subsidiary.

         4.14 Fiscal Year. Not change its fiscal year.

         4.15 Notices. Notify each Lender (i) immediately upon becoming aware of the occurrence of an Event of Default or (ii) if Borrower and Guarantor are named a defendant in any litigation involving amounts greater than $50,000.

         4.16 Debt. Not incur indebtedness except (i) in favor of Lenders, (ii) trade indebtedness in the ordinary course of business, (iii) indebtedness, up to $100,000 in the aggregate, to vendors of equipment purchased by Borrower, and
(iv) indebtedness specifically permitted by Section 5.01 below.

         4.17 Liens. Except for (i) liens securing indebtedness described in
Section 5.01 below, (ii) liens for taxes, assessments or similar charges incurred in the ordinary course of business which are not delinquent, (iii) liens securing purchase money indebtedness permitted by Section 4.16 above, and
(iv) mechanic's, materialmen's, supplier's, vendor's and similar liens arising under law in the ordinary course of business which are not delinquent, not cause or suffer to permit any liens to be placed on any of its assets which secure the Loans from time to time except liens in favor of Lenders.

                                   ARTICLE 5

                              COVENANTS OF LENDERS

         5.01 Additional Loans to Borrower. The Lenders hereby acknowledge and agree that following the date hereof Borrower may borrow up to Four Hundred Eighty Thousand Dollars ($480,000) from one or more other lenders (the "Permitted Loan"); provided that (i) the Permitted Loans shall not have any terms or conditions superior to the terms and conditions set forth in this Agreement, the Notes and the other Loan Documents, and (ii) the lenders of the Permitted Loan (the "Additional Lenders") shall agree to the provisions of
Section 5.02 below.

         5.02 Intercreditor Agreement. Each of the Lenders hereby agrees that each other Lender has the right to pursue, at any time and from time to time, any and all rights and remedies he may have under the Loan Documents and, in the event that a Lender elects to exercise any such rights and remedies (an "Initiating Lender") each other Lender shall be obligated, upon request of the Initiating Lender, to similarly exercise such other Lender's rights and remedies and to cooperate with the Initiating Lender. In addition, the Lenders hereby agree that, notwithstanding the provisions of any of the Loan Documents, the security interest held by and the guaranty provided to, each Lender under the Loan Documents shall have the same priority as the security interest held by, and the guaranty provided to, each other Lender, including the Additional Lenders, and all of the Lenders shall have the right to participate pari passu in any recovery obtained as a result of the enforcement by any Lender of any of his rights or remedies under the Loan Documents.

                                   ARTICLE 6

                                EVENTS OF DEFAULT

         Each of the following events shall constitute an "Event of Default" hereunder:

         6.01 Borrower or Guarantor fails to make payment to either Lender of any amounts due under any Loan Documents when due;

         6.02 Borrower or Guarantor shall fail to observe or perform any covenant or agreement under any Loan Documents or any other agreement or instrument executed by Borrower or Guarantor in favor of Lenders, other than, in each case, a covenant or agreement relating to the payment of amounts due thereunder, and such failure is not remedied within thirty (30) days;

         6.03 (i) Borrower or Guarantor shall (A) admit, in writing, its inability to pay its debts generally as they become due; (B) file a petition in bankruptcy or a petition to take advantage of any insolvency act; (C) make an assignment for the benefit of creditors; (D) consent to, or acquiesce in, the appointment of a receiver, liquidator or trustee of itself or of the whole or any substantial part of its properties or assets; or (E) file a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the federal bankruptcy laws or any other applicable law; or (ii) (A) a court of competent jurisdiction shall enter an order, judgment or decree appointing a receiver, liquidator or trustee of Borrower or Guarantor and/or of the whole or any part of the property or assets of Borrower or Guarantor and such order, judgment or decree shall remain unvacated, or not set aside, or unstayed for 45 days, or (B) a petition shall be filed against Borrower or Guarantor seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable law and such petition shall remain undismissed for 60 days, or (C) under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of Borrower or Guarantor or of the whole or any part of their property or assets and Such custody or control shall remain unterminated or unstayed for 45 days; or (iii) an order shall be entered in any proceeding by or against Borrower or Guarantor decreeing the dissolution of Borrower or Guarantor or the winding up of the affairs of Borrower or Guarantor or (iv) an attachment or execution is levied against any portion of the property of Borrower or Guarantor and is not discharged within 60 days;

         6.04 Any representation or warranty made by Borrower or Guarantor herein or in any other agreement, report, certificate, statement or instrument (including, without limitation, financial statements) relating to the Loans shall be or become untrue, inaccurate or misleading in any material respect;

         6.05 A default shall occur with respect to any other liabilities, indebtedness or obligations of Borrower or Guarantor to either Lender, of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing of hereafter arising, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument and also including obligations to perform acts and to refrain from taking action as well as obligations to pay money and such default shall continue beyond the applicable cure period, if any;

         6.06 The voluntary or involuntary dissolution or winding up of Borrower or Guarantor;

         6.07 One or more judgments, decrees, or orders for the payment of money not covered by insurance shall be rendered against Borrower or Guarantor and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied, stayed or bonded pending appeal; or

         6.08 The sale or other transfer in any form of fifty (50%) percent or more of the beneficial ownership of Borrower.

         6.09 Any Borrower Security Agreement or Guarantor Security Agreement shall at any time after its execution and delivery and for any reason other than an act or omission by a Lender cease to create a valid and perfected first priority security interest (or such lesser priority security interest as may be specifically set forth therein) in and to the property purported to be subject to such agreement or otherwise to be in full force and effect, or any Borrower Security Agreement or Guaranty Security Agreement shall be declared null and void, or the validity or enforceability thereof shall be contested by Borrower or Guarantor, or Borrower or Guarantor shall deny it has any further liability or obligation under any such agreement, or Borrower or Guarantor shall fail to perform any of its obligations under any such agreement subject to any notice and cure provisions contained therein.

         6.10 At any time after its execution and delivery and for any reason, the Sparacino Guaranty Agreement or the Saferin Guaranty Agreement shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability of the Sparacino Guaranty Agreement or the Saferin

Guaranty Agreement shall be contested by, Guarantor or Guarantor shall deny that it has any further liability or obligation under such agreement, or Guarantor shall fail to perform any of its obligations under the Sparacino Guaranty Agreement or the Saferin Guaranty Agreement.

                                   ARTICLE 7

                                    REMEDIES

         7.01 If an Event of Default has occurred and is continuing, either Lender may, at his option, exercise any right, power or remedy permitted by law, including, without limitation, any one or more of the following:

         (a) Declare all of the obligations of Borrower and/or Guarantor immediately due and payable, provided that upon the occurrence of any of the events specified in Section 6.03 above affecting Borrower and Guarantor, all obligations of Borrower or Guarantor shall become immediately due and payable without declaration, notice or demand;

         (b) Borrower and/or Guarantor will reimburse Lenders for all reasonable fees of attorneys or collection agencies and all reasonable expenses, costs and charges paid or payable to third persons or suffered or incurred by Lenders in attempting or affecting the enforcement of any provision hereof, or the enforcement of the Loan Documents or in the collection of the amounts secured hereby or in the exercise of any authority, right or remedy conferred upon Lenders herein or by law, together with interest thereon at the default rate of interest in the Notes or the maximum rate permitted by law, whichever is lower; and

         (c) All rights, remedies and options conferred upon Lenders hereunder or by law shall be cumulative and may be exercised successively or concurrently and are not alternative or exclusive of any such rights, remedies or options. No express waiver by a Lender of any default or Event of Default hereunder shall in any way be, or construed to be, a waiver of any future or subsequent default of Event of Default. The failure or delay of either Lender in exercising any rights granted to it hereunder shall not constitute a waiver of any such right in the future and any single or partial exercise of any particular right by such Lender shall not exhaust such rights or constitute a waiver of any other right provided herein or by law.

                                   ARTICLE 8

                                  MISCELLANEOUS

         8.01 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one instrument.

         8.02 Provisions of the Loan Documents. The Loan Documents are subject to the conditions, stipulations, agreements and covenants contained herein to the same extent and effect as if fully set forth therein until this Agreement is terminated and all principal, interest and other sums due and owing to Lenders under this Agreement and on the Notes and the other Loan Documents have been paid in full.

         8.03 Further Assurances. Borrower and/or Guarantor shall, on demand of either Lender, do any act or execute any additional documents reasonably required by a Lender to carry out the terms of the Loan Documents and to keep each Lender informed of the status and affairs of Borrower and Guarantor.

         8.04 Parties Bound, Etc. The provisions of this Agreement shall be binding upon and inure to the benefit of Borrower and Guarantor and each Lender and their respective heirs, beneficiaries, legal representatives, successors and assigns (except as otherwise prohibited by this Agreement). This Agreement is a contract between Lenders and Borrower and Guarantor for their mutual benefit and no third person shall have any right, claim or interests against Lenders or Borrower and Guarantor by virtue of any provision hereof or as a result of any action or inaction of Lenders in connection therewith.

         Each reference herein to a Lender shall be deemed to include his heirs, beneficiaries, legal representatives, successors and assigns, and each reference to Borrower and Guarantor and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural as the context may require, and shall be deemed to include successors and assigns of Borrower and Guarantor, all of whom shall be bound by the provisions hereof.

         8.05 Notices. All notices and directions to either party shall be in writing and shall be deemed given when delivered or deposited in. the United States mail, and if delivered by mail, shall be mailed by registered or certified first class mail, return receipt requested, postage prepaid, and addressed as follows:

(1)      to Sparacino at:

                           Robert R. Sparacino
                           c/o Sparacino Associates, Inc.
                           175 Blackberry Drive
                           Stamford, CT  06903

         to Saferin at:

                           Steven M. Saferin
                           1 High Meadow Road
                           Bloomfield, CT 06002

         with a copy in each case to:

                           Pepe & Hazard LLP
                           30 Jelliff Lane
                           Southport, CT  06490
                           Attn:  Kathryn D. Fabiani, Esq.

(2)      to Borrower and Guarantor at:

                           MDI Entertainment, Inc.
                           201 Ann Street
                           Hartford, CT  06103
                           Attn:  Kenneth Prsysiecki

         with a copy to:

                           Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Chrysler Center
                           666 Third Avenue
                           New York, NY  10017
                           Attn:  Kenneth R. Koch, Esq.

or, as to all of the foregoing, to such other address as the addressee shall have indicated by prior notice (in accordance with the provisions of this Section) to the one giving the notice or direction in question.

         8.06 Survival of Representations and Warranties. All of the covenants representations and warranties made in this Agreement shall survive the execution and delivery hereof, and may be relied upon by each Lender regardless of any inspection or investigation or lack thereof by such Lender, so long as all or any portion of the Note remains unpaid. All covenants, representations and warranties contained in the Loan Documents, and in any agreement, certificate, statement, report or other document delivered by or on behalf of Borrower and Guarantor as provided herein, or otherwise in connection with the transactions contemplated hereby, shall be deemed to have been made in this Agreement.

         8.07 Severability. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid, such invalidity shall not affect other provisions which can be given effect without the invalid provision or application, and to this end, the provisions of this Agreement shall be severable.

         8.08 Waivers, Extensions and Releases. Each Lender may at any time and from time to time waive any one or more of the conditions contained herein or extend the time of payment amounts due to such Lender, but any such waiver or extension shall be deemed to be made in pursuance and not in modification hereof, and any such wavier in any instance or under any particular circumstance shall not be considered a waiver of such condition in any other instance or any other circumstance.

         8.09 Governing Law; Jurisdiction. This Agreement and the other Loan Documents shall be construed in accordance with and governed by the laws of the State of Connecticut without regard to its conflict of laws rules and the Notes shall take effect as an instrument under seal.

         8.10 Termination. This Agreement shall terminate and be of no further force and affect when Borrower and Guarantor have repaid the indebtedness evidenced by the Notes fully and indefeasibly and Borrower and Guarantor have otherwise satisfied all of their respective obligations to Lenders hereunder and under the other Loan Documents.

         8.11 Borrower and Guarantor/Lender Relationship. Nothing contained in this Agreement shall be construed as creating a joint venture or partnership of or between Lenders and Borrower and Guarantor or to create any other relationship between the parties hereto other than as Borrower and Guarantor and Lenders, and Borrower and Guarantor hereby indemnify and agree to hold harmless Lenders from any and all damages resulting from such a construction of the relationship of the parties hereto.

         8.12 Borrower and Guarantor to Pay Fees and Charges. Borrower and Guarantor shall pay, upon demand, all costs, damages, charges and expenses incurred in the procuring, making, implementation and enforcement of the Sparacino Loan and/or the Saferin Loan, including, without limitation, the reasonable fees and disbursements of Lenders' attorneys.

         8.13 WAIVER OF TRIAL BY JURY. BORROWER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND AFTER CONSULTATION WITH COUNSEL, WAIVE ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS WRITTEN OR ORAL) OR ACTIONS OF EITHER PARTY.

         8.14 PREJUDGMENT REMEDY WAIVER. TO INDUCE LENDERS TO ACCEPT THIS AGREEMENT, BORROWER AND GUARANTOR AGREE THAT THE LOANS EVIDENCED BY THE NOTES, THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS ARE AND EVIDENCE A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO A NOTICE AND HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER STATUTE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND AUTHORIZES LENDERS' ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER. BORROWER AND GUARANTOR ACKNOWLEDGE AND STIPULATE THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER AND GUARANTOR RECOGNIZE AND UNDERSTAND THAT THE EXERCISE OF LENDERS' RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER AND GUARANTOR'S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER AND GUARANTOR HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER AND GUARANTOR MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER AND GUARANTOR IS TO GRANT TO LENDERS FOR GOOD

AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO ASSURE THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL.

         8.15 Note Replacement. Upon receipt of an affidavit of a Lender as to the loss, theft, destruction or mutilation of a Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation upon surrender and cancellation of such Note or other security document, Borrower will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement as of the day and year first above written.

                                    LENDERS:

                                                        /s/ Robert R. Sparacino

                                                          Robert R. Sparacino

                                                          /s/ Steven M. Saferin

                                                            Steven M. Saferin

                                    BORROWER:

                                                Media Drop-In Productions, Inc.


                                                 By:  /s/ Kenneth M. Przysiecki

                                                    Its Chief Financial Officer
                                                            Duly Authorized

                                   GUARANTOR:

                                                        MDI Entertainment, Inc.


                                                 By:  /s/ Kenneth M. Przysiecki

                                                    Its Chief Financial Officer
                                                             Duly Authorized